Supplemental Financial Information Third Quarter 2019 investors.ironmountain.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as expected benefits, costs and actions related to Project Summit, 2019 and 2020 guidance, and statements about our investments, dividend policy (including expected increases in dividends), cost savings initiatives, the value added from recent data center deals, and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; (xvii) our ability to execute on Project Summit and potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy; and (xviii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Investor Relations Contacts: Greer Aviv, 617-535-2887 Anjaneya Singh, 617-535-8577 Senior Vice President, Investor Relations Director, Investor Relations greer.aviv@ironmountain.com anjaneya.singh@ironmountain.com investors.ironmountain.com 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Guidance Financial and Operating Highlights 5 2019 Guidance Summary 6 Year-over-Year Organic Revenue Growth 7 Section III - Operational Metrics Volume 8 Quarterly Operating Performance 11 Year-to-Date Operating Performance 12 Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 13 Consolidated Statements of Operations 14 Reconciliation of Income from Continuing Operations to Adjusted EBITDA 15 Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 16 Reconciliation of Net Income to FFO and AFFO 17 Reconciliation of Net Income to FFO and AFFO (Continued) 18 Reconciliation of Cash Flow from Operations to AFFO 19 Section V - Storage and Service Reconciliation Storage and Service Reconciliation 20 Storage Net Operating Income (NOI) and Service Business Detail 21 Section VI - Real Estate Metrics 22 Global Real Estate Portfolio and Lease Obligations Facility Lease Expirations Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 23 Data Center Operating Portfolio and Development Activity 24 Section VIII - Capitalization and Debt Maturity Profile 26 Capitalization Debt Maturity Profile Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments 27 Business and Customer Acquisitions 28 Section X - Appendix and Definitions 29 All figures except per share, Megawatts (MW), Kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended September 30, 2019 unless noted Unaudited investors.ironmountain.com 3

Section I - Company Profile Facts and Figures $4.2 Billion 225,000+ Annualized Revenue Customer Accounts 26,000+ 1,450+ Employees Facilities Worldwide 89 million+ 696 million+ Pieces of Media Cubic Feet of Hardcopy Records Key Revenue Facts Diversification of Total Revenue and Gross Profit investors.ironmountain.com 4

Section II - Financial Highlights and Guidance Financial Highlights Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Storage Rental Revenue $673,318 $669,288 $662,974 $658,894 $656,973 Service Revenue $388,906 $397,619 $390,889 $402,595 $404,018 Total Revenues $1,062,224 $1,066,907 $1,053,863 $1,061,489 $1,060,991 Income (Loss) from Continuing Operations $108,284 $92,347 $30,476 $158,557 $77,349 Adjusted EBITDA $375,701 $350,942 $324,506 $359,364 $362,330 Adjusted EBITDA Margin 35.4% 32.9% 30.8% 33.9% 34.2% Net Income (Loss) Attributable to Iron Mountain Incorporated $107,675 $92,441 $29,561 $157,844 $65,869 Reported EPS - fully Diluted from Continuing Operations $0.37 $0.32 $0.10 $0.55 $0.27 Adjusted EPS $0.32 $0.23 $0.17 $0.25 $0.28 FFO (Normalized) $178,141 $154,609 $137,517 $161,755 $167,694 FFO (Normalized) per Share $0.62 $0.54 $0.48 $0.56 $0.58 AFFO $225,270 $209,624 $193,399 $193,762 $227,098 Dividend per Share $0.61 $0.61 $0.61 $0.61 $0.59 Weighted Average Common Shares Outstanding - Diluted 287,691 287,481 287,492 287,066 286,982 Lease-Adjusted Leverage Ratio 5.8x 5.8x 5.8x 5.6x 5.6x Operating Highlights Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Organic Storage Rental Revenue Growth 3.0% 2.4% 2.0% 1.9% 2.3% Organic Service Revenue Growth (3.0)% (2.0)% 1.8% 6.1% 7.1% Total Volume - Storage 706,162 706,014 704,717 698,062 694,917 Storage Facility Capacity Utilization 82.1% 85.3% 85.0% 84.1% 84.1% Records Management Retention Rate 93.5% 93.6% 93.4% 93.4% 93.6% Storage Revenue / Sq. Ft $7.58 $7.55 $7.55 $7.59 $7.63 Storage NOI / Sq. Ft $6.19 $6.15 $6.01 $6.15 $6.17 Data Center: Leasable Megawatts 117.6 107.8 105.3 105.3 105.3 Leased % - Stabilized 90.2% 90.8% 89.7% 93.0% 92.0% Leased % - Total 84.4% 89.2% 87.2% 89.2% 88.0% Kilowatts Leased - New/Expansion 7,959 3,199 4,003 3,284 2,102 Churn 2.4% 0.7% 5.1% 0.8% 1.1% Number of Facilities 14 13 13 13 12 Number of Markets 13 13 12 11 11 (1) All 2018 financials reflect an immaterial restatement, for details refer to the 10-Q for the quarter ended September 30, 2019. investors.ironmountain.com 5

Section II - Financial Highlights and Guidance 2019 Guidance Summary (1) ($M's, except Adjusted EPS) Constant Currency Y/Y 2019 Guidance (2) Change YOY Change Revenue $4,250 - $4,280 ~1% 2% - 3% Adjusted EBITDA $1,430 - $1,450 0% - 2% 2% - 3% Adjusted EPS $1.00 - $1.05 (7%) - (2)% (6%) - (1)% AFFO (2) $850 - $870 (2)% - 1% 0% - 2% Note: 2019 Guidance assumes: • Organic storage rental revenue growth of ~2.5% and total organic revenue growth of ~1% • The impact of the adoption of lease accounting, which is expected to reduce Adjusted EBITDA by $10mm to $15mm • Interest expense of ~$420mm and normalized cash taxes of $55mm to $65mm • Structural tax rate of 18% to 20% • Full-year weighted average shares outstanding of ~288mm • Real Estate and Non-Real Estate Recurring CapEx and Non-Real Estate Growth Investments of $145mm to $155mm • Real Estate Growth Investment and Innovation of ~$175mm • Business acquisitions of ~$80mm plus acquisitions of customer relationships and inducements of ~$75mm • Data Center development CapEx expected to be ~$350mm (assumes closing of Frankfurt JV) • Project Summit expected to result in Q4 restructuring charge of $60mm, with no benefit to Adjusted EBITDA in 2019 (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. (2) AFFO 2019 Guidance excludes capital expenditures associated with Significant Acquisitions. investors.ironmountain.com 6

Section II - Financial Highlights and Guidance Year-over-Year Organic Revenue Growth Q3 2019 YTD 2019 Reported Constant Organic Revenue Reported Constant Organic Revenue Currency Growth Mix Currency Growth Mix Storage Rental 2.5% 4.0% 3.0% 63.4% 2.1% 4.5% 2.5% 63.0% Service (3.7)% (2.1)% (3.0)% 36.6% (1.9)% 0.7% (1.2)% 37.0% Total Revenues 0.1% 1.7% 0.7% 100.0% 0.6% 3.1% 1.1% 100.0% investors.ironmountain.com 7

Section III - Operational Metrics Worldwide Cubic Feet Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Records Management 680,655 684,288 685,986 687,050 689,273 691,321 696,108 696,359 696,078 Data Protection 717 719 743 742 735 753 733 760 772 Adjacent 2,533 2,664 4,248 4,468 4,474 5,537 5,392 5,644 5,507 Businesses . Consumer and Other 150 172 315 399 435 451 2,485 3,251 3,805 Total Storage Volume 684,056 687,843 691,291 692,659 694,917 698,062 704,717 706,014 706,162 Business Acquisitions during the quarter (1) 2,141 3,710 3,074 1,690 2,617 2,462 4,248 587 202 (1) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 8

Section III - Operational Metrics Developed Markets Cubic Feet Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Records Management 513,382 511,793 510,455 508,627 507,022 506,758 507,732 506,424 504,234 Data Protection 644 644 642 636 630 635 636 642 656 Adjacent Businesses 2,533 2,664 4,248 4,468 4,474 5,537 5,392 5,644 5,507 Consumer and Other 150 172 315 399 435 451 2,485 3,251 3,805 Total Storage Volume 516,710 515,273 515,659 514,130 512,561 513,381 516,244 515,962 514,201 Business acquisitions during the quarter (2) 138 — 1,795 328 88 1,316 2,221 496 99 (1) Developed Markets includes North America and Western Europe. (2) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 9

Section III - Operational Metrics Other International Cubic Feet Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Records Management 167,274 172,495 175,531 178,422 182,251 184,563 188,376 189,934 191,844 Data Protection 72 75 101 106 105 118 97 118 116 Total Storage Volume 167,346 172,570 175,632 178,528 182,356 184,681 188,473 190,053 191,961 Business Acquisitions during the quarter (1) 2,003 3,710 1,279 1,362 2,529 1,147 2,027 91 103 (1) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 10

Section III - Operational Metrics Quarterly Operating Performance Constant Organic Q3 2019 Q3 2018 Reported Currency Growth NA Records and Information Management Business Storage Rental $317,820 $306,633 3.6% 3.7% 2.8% Service 224,224 232,970 (3.8)% (3.6)% (3.2)% Total Revenues $542,044 $539,603 0.5% 0.6% 0.2% Adjusted EBITDA & Margin $246,415 45.5% $248,600 46.1% NA Data Management Business Storage Rental $66,497 $67,779 (1.9)% (1.8)% (1.2)% Service 30,055 29,698 1.2% 1.3% (0.5)% Total Revenues $96,552 $97,477 (0.9)% (0.9)% (1.0)% Adjusted EBITDA & Margin $54,378 56.3% $53,484 54.9% Western European Business Storage Rental $78,009 $79,492 (1.9)% 2.9% 3.7% Service 43,428 46,862 (7.3)% (2.7)% (3.8)% Total Revenues $121,437 $126,354 (3.9)% 0.8% 0.9% Adjusted EBITDA & Margin $38,639 31.8% $40,817 32.3% Other International Business Storage Rental $128,715 $124,920 3.0% 7.2% 4.5% Service 69,013 75,719 (8.9)% (3.8)% (5.7)% Total Revenues $197,728 $200,639 (1.5)% 3.0% 0.6% Adjusted EBITDA & Margin $62,120 31.4% $60,106 30.0% Global Data Center Business Storage Rental $62,001 $60,039 3.3% 4.1% 4.1% Service 2,417 3,341 (27.7)% (27.5)% (27.2)% Total Revenues $64,418 $63,380 1.6% 2.5% 2.4% Adjusted EBITDA & Margin $32,261 50.1% $27,299 43.1% Corporate and Other Business Storage Rental $20,276 $18,110 12.0% 12.6% 5.2% Service 19,769 15,428 28.1% 29.5% 15.7% Total Revenues $40,045 $33,538 19.4% 20.4% 10.0% Adjusted EBITDA ($58,112) ($67,976) Total Storage Rental $673,318 $656,973 2.5% 4.0% 3.0% Service 388,906 404,018 (3.7)% (2.1)% (3.0)% Total Revenues $1,062,224 $1,060,991 0.1% 1.7% 0.7% Adjusted EBITDA & Margin $375,701 35.4% $362,330 34.2% investors.ironmountain.com 11

Section III - Operational Metrics Year-to-Date Operating Performance Constant Organic YTD 2019 YTD 2018 Reported Currency Growth NA Records and Information Management Business Storage Rental $938,161 $917,347 2.3% 2.6% 2.0% Service 670,536 688,179 (2.6)% (2.2)% (1.1)% Total Revenues $1,608,697 $1,605,526 0.2% 0.5% 0.7% Adjusted EBITDA & Margin $715,683 44.5% $719,199 44.8% NA Data Management Business Storage Rental $199,819 $205,833 (2.9)% (2.7)% (2.1)% Service 89,895 91,639 (1.9)% (1.7)% (3.4)% Total Revenues $289,714 $297,472 (2.6)% (2.4)% (2.5)% Adjusted EBITDA & Margin $157,998 54.5% $162,616 54.7% Western European Business Storage Rental $237,258 $245,883 (3.5)% 2.3% 3.1% Service 140,259 147,986 (5.2)% 0.5% 0.2% Total Revenues $377,517 $393,869 (4.2)% 1.6% 2.0% Adjusted EBITDA & Margin $122,011 32.3% $131,377 33.4% Other International Business Storage Rental $387,086 $386,278 0.2% 7.6% 4.3% Service 211,421 232,655 (9.1)% (1.0)% (2.8)% Total Revenues $598,507 $618,933 (3.3)% 4.4% 1.6% Adjusted EBITDA & Margin $178,993 29.9% $181,305 29.3% Global Data Center Business Storage Rental $182,301 $157,479 15.8% 16.4% 5.1% Service 5,944 7,399 (19.7)% (19.6)% (25.3)% Total Revenues $188,245 $164,878 14.2% 14.7% 3.7% Adjusted EBITDA & Margin $85,913 45.6% $72,990 44.3% Corporate and Other Business Storage Rental $60,955 $50,741 20.1% 21.2% 4.9% Service 59,359 32,853 80.7% 85.1% 14.5% Total Revenues $120,314 $83,594 43.9% 46.1% 8.6% Adjusted EBITDA ($209,449) ($202,027) Total Storage Rental $2,005,580 $1,963,561 2.1% 4.5% 2.5% Service 1,177,414 1,200,711 (1.9)% 0.7% (1.2)% Total Revenues $3,182,994 $3,164,272 0.6% 3.1% 1.1% Adjusted EBITDA & Margin $1,051,149 33.0% $1,065,460 33.7% investors.ironmountain.com 12

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 9/30/2019 12/31/2018 ASSETS Current Assets: Cash and Cash Equivalents $186,778 $165,485 Accounts Receivable, Net 821,926 846,889 Other Current Assets 195,189 195,740 Total Current Assets $1,203,893 $1,208,114 Property, Plant and Equipment: Property, Plant and Equipment $7,868,457 $7,600,949 Less: Accumulated Depreciation (3,311,738) (3,111,392) Property, Plant and Equipment, Net $4,556,719 $4,489,557 Other Assets, Net: Goodwill $4,421,995 $4,441,030 Customer Relationships, Customer Inducements and Data Center Lease-Based Intangibles 1,415,287 1,506,522 Operating Lease Right-of-use Assets 1,765,496 — Other 213,777 211,995 Total Other Assets, Net $7,816,555 $6,159,547 Total Assets $13,577,167 $11,857,218 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $394,822 $126,406 Accounts Payable 289,940 318,765 Accrued Expenses and Other Current Liabilities 888,021 780,781 Deferred Revenue 257,328 264,823 Total Current Liabilities $1,830,111 $1,490,775 Long-term Debt, Net of Current Portion 8,220,347 8,016,417 Long-term Operating Lease Liabilities 1,626,907 — Other Long-term Liabilities (1) 387,953 487,563 Total Long-term Liabilities $10,235,207 $8,503,980 Total Liabilities $12,065,318 $9,994,755 Equity Total Stockholders' Equity $1,510,830 $1,861,054 Noncontrolling Interests 1,019 1,409 Total Equity $1,511,849 $1,862,463 Total Liabilities and Equity $13,577,167 $11,857,218 (1) Includes redeemable noncontrolling interests of $68.1mm and $70.5mm as of September 30, 2019 and December 31, 2018, respectively. investors.ironmountain.com 13

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Statements of Operations % Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 Change Revenues: Storage Rental $673,318 $656,973 2.5% $2,005,580 $1,963,561 2.1 % Service 388,906 404,018 (3.7)% 1,177,414 1,200,711 (1.9)% Total Revenues $1,062,224 $1,060,991 0.1% $3,182,994 $3,164,272 0.6 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) (1) 451,317 448,018 0.7% 1,377,963 1,348,203 2.2 % Selling, General and Administrative (2) 239,156 259,929 (8.0)% 762,479 789,324 (3.4)% Depreciation and Amortization 157,561 157,797 (0.1)% 484,375 474,595 2.1% (Gain) Loss on Disposal/Write-Down of PP&E, Net (9,284) (388) n/a (17,087) (2,064) n/a Total Operating Expenses $838,750 $865,356 (3.1)% $2,607,730 $2,610,058 (0.1)% Operating Income (Loss) $223,474 $195,635 14.2% $575,264 $554,214 3.8 % Interest Expense, Net 106,677 103,938 2.6% 314,427 303,836 3.5 % Foreign Currency Transaction (Gain) / Loss (18,251) 664 n/a (19,885) 3,825 n/a Other Expense (Income), Net 4,836 (339) n/a 6,488 (2,405) n/a Income (Loss) before Provision (Benefit) for Income Taxes $130,212 $91,372 42.5% $274,234 $248,958 10.2 % Provision (Benefit) for Income Taxes 21,928 14,023 56.4% 43,127 39,957 7.9 % Income (Loss) from Continuing Operations $108,284 $77,349 40.0% $231,107 $209,001 10.6 % Income (Loss) from Discontinued Operations, Net of Tax — (11,605) n/a 104 (12,427) n/a Net Income (Loss) $108,284 $65,744 64.7% $231,211 $196,574 17.6 % Less: Net Income (Loss) Attributable to Noncontrolling Interests 609 (125) n/a 1,534 485 n/a Net Income (Loss) Attributable to Iron Mountain $107,675 $65,869 63.5% $229,677 $196,089 17.1 % Incorporated Earnings (Losses) per Share - Basic: Income (Loss) from Continuing Operations $0.37 $0.27 37.8% $0.80 $0.73 9.9 % Total Income (Loss) from Discontinued Operations — $(0.04) n/a — $(0.04) n/a Net Income (Loss) Attributable to Iron Mountain $0.37 $0.23 60.9% $0.80 $0.69 15.9 % Incorporated Earnings (Losses) per Share - Diluted: Income (Loss) from Continuing Operations $0.37 $0.27 37.8% $0.80 $0.73 9.6 % Total Income (Loss) from Discontinued Operations — $(0.04) n/a — $(0.04) n/a Net Income (Loss) Attributable to Iron Mountain $0.37 $0.23 60.9% $0.80 $0.68 17.6 % Incorporated Weighted Average Common Shares Outstanding - Basic 287,152 286,159 0.3% 286,869 285,801 0.4 % Weighted Average Common Shares Outstanding - Diluted 287,691 286,982 0.2% 287,555 286,515 0.4% (1) Includes Significant Acquisition Costs of $1.9mm and $2.9mm in Q3 2019 and Q3 2018, respectively, and $4.1mm and $5.0mm in YTD 2019 and YTD 2018, respectively. (2) Includes Significant Acquisition Costs of $2.0mm and $6.4mm in Q3 2019 and Q3 2018, respectively, and $4.5mm and $33.7mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 14

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Income from Continuing Operations to Adjusted EBITDA Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Income from Continuing Operations $108,284 $77,349 40.0% $231,107 $209,001 10.6 % Add / (Deduct): Provision (Benefit) for Income Taxes 21,928 14,023 56.4% 43,127 39,957 7.9 % Foreign Currency Transaction (Gain) / Loss (18,251) 664 n/a (19,885) 3,825 n/a Other Expense (Income), Net (1) 4,836 (339) n/a 6,488 (2,405) n/a Interest Expense, Net 106,677 103,938 2.6% 314,427 303,835 3.5% (Gain) Loss on Disposal/Write-Down of PP&E, Net (9,284) (388) n/a (17,087) (2,064) n/a Depreciation and Amortization 157,561 157,797 (0.1)% 484,375 474,595 2.1 % Significant Acquisition Costs 3,950 9,286 (57.5)% 8,597 38,715 (77.8)% Adjusted EBITDA $375,701 $362,331 3.7% $1,051,149 $1,065,459 (1.3)% (1) Excludes realized and unrealized Foreign Currency Transaction (Gain) / Loss. investors.ironmountain.com 15

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Reported EPS - Fully Diluted from Continuing Operations $0.37 $0.27 37.0% $0.80 $0.73 9.6 % Add / (Deduct): Income (Loss) Attributable to Noncontrolling Interests — — 0.01 — Other (Income) Expense, Net (0.05) — (0.05) — (Gain) Loss on Disposal/Write-Down of PP&E, Net (0.03) — (0.06) — Significant Acquisition Costs 0.01 0.03 0.03 0.14 Tax Impact of Reconciling Items and Discrete Tax Items (1) — (0.02) (0.01) (0.06) Adjusted EPS - Fully Diluted from Continuing Operations $0.32 $0.28 14.3% $0.71 $0.80 (11.3)% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the nine months ended September 30, 2019 and 2018, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 18.6% for the nine months ended September 30, 2019 and 20.3% for the nine months ended September 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three month and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment. investors.ironmountain.com 16

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Net Income $108,284 $65,744 64.7% $231,211 $196,574 17.6 % Add / (Deduct): Real Estate Depreciation (1) 72,939 72,058 220,179 211,499 Loss (Gain) on Sale of Real Estate, Net of Tax (9,740) (1,348) (40,252) (1,348) Data Center Lease-Based Intangible Asset Amortization (2) 11,356 12,036 35,337 30,437 FFO (Nareit) $182,839 $148,490 23.1% $446,475 $437,162 2.1 % Add / (Deduct): (Gain) Loss on Disposal/Write-Down of PP&E, Net 369 960 28,558 (716) Foreign Currency Transaction (Gain) / Loss (18,251) 664 (19,885) 3,825 Other (Income) Expense, Net 4,836 (339) 6,488 (2,405) Tax Impact of Reconciling Items and Discrete Tax Items (3) 1,283 (6,347) (9,202) (18,165) Loss (Income) from Discontinued Operations, Net of Tax — 11,605 (104) 12,427 Real Estate Financing Lease Depreciation 3,115 3,374 9,732 10,323 Significant Acquisition Costs 3,950 9,286 8,597 38,715 FFO (Normalized) $178,141 $167,694 6.2% $470,659 $481,166 (2.2)% Per Share Amounts (Fully Diluted Shares) FFO (Nareit) $0.64 $0.52 23.1% $1.55 $1.53 1.3 % FFO (Normalized) $0.62 $0.58 6.9% $1.64 $1.68 (2.4)% Weighted Average Common Shares Outstanding - Basic 287,152 286,159 0.3% 286,869 285,801 0.4 % Weighted Average Common Shares Outstanding - Diluted 287,691 286,982 0.2% 287,555 286,515 0.4% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold of improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. investors.ironmountain.com 17

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO (Continued) Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change FFO (Normalized) $178,141 $167,694 6.2% $470,659 $481,166 (2.2)% Add / (Deduct): Non-Real Estate Depreciation 32,099 37,558 106,574 116,101 Amortization Expense (1) 33,830 29,719 98,450 95,802 Amortization of Deferred Financing Costs 4,078 3,957 12,286 11,537 Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases 3,237 4,505 10,417 12,430 Non-Cash Rent Expense (Income) 1,379 (2,458) 3,394 (2,538) Stock-based Compensation Expense 7,120 7,279 28,140 23,352 Reconciliation to Normalized Cash Taxes 4,641 9,279 (5,882) 21,530 Less: Non-Real Estate Growth Investment (2) 15,822 9,709 28,915 30,198 Real Estate, Data Center and Non-Real Estate Recurring CapEx (3) 23,433 20,725 66,830 60,312 AFFO $225,270 $227,098 (0.8)% $628,293 $668,870 (6.1)% (1) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $4.2mm and $3.1mm in Q3 2019 and Q3 2018, respectively, and $14.1mm and $10.4mm in YTD 2019 and YTD 2018, respectively. (2)Non-Real Estate Growth Investment (i) excludes integration CapEx included in Significant Acquisition Costs of $0.5mm and $4.2mm in Q3 2019 and Q3 2018, respectively, and $0.5mm and $9.9mm in YTD 2019 and YTD 2018, respectively, and (ii) includes Non-Real Estate Growth Investment associated with the Global Data Center Business segment of $3.0mm and $0.9mm in Q3 2019 and Q3 2018, respectively, and $8.6mm and $4.2mm in YTD 2019 and YTD 2018, respectively. (3) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.3mm and $0.2mm in Q3 2019 and Q3 2018, respectively, and $0.4mm and $0.4mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 18

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Cash Flow from Operations to AFFO Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Cash Flow from Operating Activities-Continuing Operations $218,414 $231,732 (5.7)% $648,145 $625,538 3.6 % Adjust for: Tax on Gain from Disposition of Real Estate (87) — n/a 5,393 — n/a Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax 1,393 (4,389) n/a (11,845) (15,466) (23.4)% Reconciliation to Normalized Cash Taxes 4,641 9,279 (50.0)% (5,882) 21,530 n/a Significant Acquisition Costs 3,950 9,286 (57.5)% 8,597 38,715 (77.8)% Working Capital Adjustments (1) 34,698 15,041 n/a 78,454 99,343 (21.0)% Non-Real Estate Growth Investment CapEx (15,822) (9,709) 63.0% (28,915) (30,198) (4.2)% Real Estate, Data Center and Non-Real Estate Recurring CapEx (2) (23,433) (20,725) 13.1% (66,830) (60,312) 10.8 % Amortization of Capitalized Commissions (4,222) (3,051) 38.4% (14,105) (10,432) 35.2 % Other and FX 5,737 (365) n/a 15,279 152 n/a AFFO $225,270 $227,099 (0.8)% $628,293 $668,870 (6.1)% (1) Working capital adjustments in Q3 2019 are driven primarily by changes in accruals for employee incentives, interest payable and accounts payable. (2) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.3mm and $0.2mm in Q3 2019 and Q3 2018, respectively, and $0.4mm and $0.4mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 19

Section V - Storage and Service Reconciliation Storage and Service Reconciliation Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Total Storage Rental Revenue $673,318 $656,973 2.5% $2,005,580 $1,963,561 2.1 % Add: Permanent Withdrawal Fees 5,827 7,364 (20.9)% 18,382 19,380 (5.1)% Adjusted Storage Rental Revenue $679,145 $664,337 2.2% $2,023,962 $1,982,941 2.1 % Total Service Revenue $388,906 $404,018 (3.7)% $1,177,414 $1,200,711 (1.9)% Less: Permanent Withdrawal Fees 5,827 7,364 (20.9)% 18,382 19,380 (5.1)% Adjusted Service Revenue $383,079 $396,654 (3.4)% $1,159,032 $1,181,331 (1.9)% Storage Cost of Sales (COS) Storage COS Excluding Rent 91,846 88,693 3.6% 285,310 270,472 5.5 % Storage Rent 84,845 77,780 9.1% 253,591 231,323 9.6 % Total Storage COS $176,691 $166,473 6.1% $538,901 $501,795 7.4 % Service Cost of Sales (COS) Service COS Excluding Rent 269,879 274,608 (1.7)% 825,759 830,334 (0.6)% Service Rent 2,803 4,044 (30.7)% 9,168 11,060 (17.1)% Total Service COS $272,682 $278,652 (2.1)% $834,927 $841,394 (0.8)% Significant Acquisition Costs Included in Cost of Sales 1,945 2,892 (32.7)% 4,136 5,014 (17.5)% Total COS $451,317 $448,017 0.7% $1,377,965 $1,348,203 2.2 % SG&A Costs Storage Overhead $37,894 $44,213 (14.3)% $116,394 $127,626 (8.8)% Service Overhead 26,014 29,701 (12.4)% 78,299 85,014 (7.9)% Corporate Overhead 115,233 120,590 (4.4)% 376,608 351,542 7.1 % Significant Acquisition Costs Included in SG&A 2,005 6,393 (68.6)% 4,461 33,699 (86.8)% Sales and Marketing 58,010 59,031 (1.7)% 186,717 191,441 (2.5)% Total SG&A $239,156 $259,928 (8.0)% $762,480 $789,322 (3.4)% Adjusted EBITDA Total Storage Adjusted EBITDA $464,560 $453,651 2.4% $1,368,667 $1,353,520 1.1 % Total Service Adjusted EBITDA 84,383 88,301 (4.4)% 245,806 254,923 (3.6)% Less: Corporate Overhead and Sales and Marketing (173,243) (179,621) (3.6)% (563,324) (542,983) 3.7 % Total Adjusted EBITDA $375,701 $362,331 3.7% $1,051,149 $1,065,460 (1.3)% investors.ironmountain.com 20

Section V - Storage and Service Reconciliation Storage Net Operating Income (NOI) Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Total Storage Rental Revenue $673,318 $656,973 2.5% $2,005,580 $1,963,561 2.1 % Terminations/Permanent Withdrawal Fees 5,827 7,364 (20.9)% 18,382 19,380 (5.1)% Total Revenue from Adjusted Storage Rental Activities $679,145 $664,337 2.2% $2,023,962 $1,982,941 2.1 % Less: Storage Rental Expenses Facility Costs $162,784 $151,294 7.6% $495,584 $455,927 8.7 % Storage Rental Labor 5,744 5,494 4.6% 18,774 17,209 9.1 % Other Storage Rental Expenses 8,163 9,685 (15.7)% 24,543 28,659 (14.4)% Storage Cost of Sales $176,691 $166,473 6.1% $538,901 $501,795 7.4 % Allocated Overhead (1) 37,894 44,213 (14.3)% 116,394 127,626 (8.8)% Total Storage Rental Expenses $214,585 $210,686 1.9% $655,295 $629,421 4.1 % Storage Gross Profit $502,454 $497,864 0.9% $1,485,061 $1,481,146 0.3 % Storage Gross Margin 74.0% 74.9% -100 bps 73.4% 74.7% -130 bps Total Storage Adjusted EBITDA $464,560 $453,651 2.4% $1,368,667 $1,353,520 1.1 % Total Storage Adjusted EBITDA Margin 68.4% 68.3% 10 bps 67.6% 68.3% -60 bps Storage Rent 84,845 77,780 9.1% 253,591 231,323 9.6 % Storage Rental Expenses (excluding Storage Rent) 129,740 132,906 (2.4)% 401,704 398,098 0.9 % Storage Net Operating Income $549,405 $531,431 3.4% $1,622,258 $1,584,843 2.4 % Storage Net Operating Income Margin 80.9% 80.0% 90 bps 80.2% 79.9% 20 bps Service Business Detail Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Total Service Revenue $388,906 $404,018 (3.7)% $1,177,414 $1,200,711 (1.9)% Less: Terminations/Permanent Withdrawal Fees 5,827 7,364 (20.9)% 18,382 19,380 (5.1)% Adjusted Service Revenue $383,079 $396,654 (3.4)% $1,159,032 $1,181,331 (1.9)% Less: Service Expenses Facility Costs $8,915 $10,341 (13.8)% $27,791 $30,271 (8.2)% Service Labor 194,728 194,399 0.2% 593,611 598,690 (0.8)% Other Service Expenses 69,039 73,912 (6.6)% 213,525 212,433 0.5 % Service Cost of Sales $272,682 $278,652 (2.1)% $834,927 $841,394 (0.8)% Allocated Overhead (1) 26,014 29,701 (12.4)% 78,299 85,014 (7.9)% Total Service Expenses $298,696 $308,353 (3.1)% $913,226 $926,408 (1.4)% Total Service Gross Profit $110,397 $118,002 (6.4)% $324,105 $339,937 (4.7)% Total Service Gross Margin 28.8% 29.7% -90 bps 28.0% 28.8% -80 bps Total Service Adjusted EBITDA $84,383 $88,301 (4.4)% $245,806 $254,923 (3.6)% Total Service Adjusted EBITDA Margin 22.0% 22.3% -20 bps 21.2% 21.6% -40 bps Service Rent 2,803 4,044 (30.7)% 9,168 11,060 (17.1)% Total Service Adjusted EBITDAR $87,186 $92,345 (5.6)% $254,974 $265,983 (4.1)% Total Service Adjusted EBITDAR Margin 22.8% 23.3% -50 bps 22.0% 22.5% -50 bps (1) Refer to page 20 and Appendix for overhead allocations and definitions. investors.ironmountain.com 21

Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities (2) Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 6/30/2019 (3) 310 29,343 1,160 62,508 1,470 91,851 Additions & Expansions 3 536 24 1,482 27 2,018 Dispositions & Move Outs 7 903 33 1,094 40 1,997 Total as of 9/30/2019 (4) 306 28,975 1,151 62,897 1,457 91,872 Total % 21.0% 31.5% 79.0% 68.5% Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 2,086 Paris, France 807 Boston 1,428 Montreal, Canada 552 Chicago 1,282 London, UK 474 Los Angeles 1,040 Bueños Aires, Argentina 470 Dallas 1,023 Mexico City, Mexico 452 Facility Lease Expirations (5) (% of total square feet subject to lease) Weighted Average Remaining Lease Obligation: 11.0 Years (1) Includes real estate held in consolidated joint ventures. (2) Out of the 24 leased building additions and expansions, 7 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships. (3) Reflects adjustments to previous periods due to refinements to real estate basis. (4) Includes 9 owned data center facilities and 5 leased data center facilities with 2.3mm Sq.Ft. and 0.6mm Sq. Ft., respectively. (5) Includes financing and operating lease obligations. investors.ironmountain.com 22

Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration Number of Leases Percentage of Total Annualized GAAP Percentage of TCV Year Expiring Total MW Expiring MW TCV Rent Expiring Annualized Rent 2019 175 7.3 5.1% $18,258 7.1% 2020 552 24.7 23.2% 67,492 26.4% 2021 300 20.2 19.0% 52,108 20.4% 2022 195 8.7 8.1% 22,270 8.7% 2023 58 10.2 9.5% 29,807 11.6% 2024 24 6.5 6.1% 16,773 6.6% 2025 14 5.9 5.6% 13,591 5.3% Thereafter 18 24.8 23.3% 35,617 13.9% Total 1,336 108.3 100.0% $255,917 100.0% WALE: 3.1 years Data Center Leasing Activity Summary Q3 2019 YTD 2019 Transaction $ / kW / Transaction $ / kW / Count GAAP MRR kW Month Count GAAP MRR kW Month New/expansion leases signed 69 $831 7,959 $104 211 $1,653 15,162 $109 Commenced leases 124 615 3,751 164 343 1,465 9,703 156 Renewed leases 60 230 1,014 227 171 1,427 6,264 231 Churn 2.4% 8.2% Green Power Pass launch 2019 Data Center Solutions (DCS) Awards Easiest, fastest, and lowest-cost way for Data Center DCS Awards recognize excellence and innovation to users to reduce their reportable greenhouse gas designers, suppliers and providers in the Data Center emissions. industry in Europe: New product is available to any IMDC customer, Data Center Energy Efficiency Project of the Year regardless of size, at any Iron Mountain Data Center across the globe. Data Center Hosting/Co-Location Supplier of the Year Excellence in Data Center Service Award investors.ironmountain.com 23

Section VII - Data Center Customer and Portfolio Metrics Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 14.2 87.0% — — 14.2 87.0 % Phoenix AZP-1 41.0 93.1% — — 41.0 93.1 % AZP-2 — — 4.0 0.4% 4.0 0.4 % AZS-1 5.7 77.3% — — 5.7 77.3 % Total Phoenix 46.7 91.2% 4.0 0.4% 50.7 84.0 % Denver DEN-1 11.3 64.9% — — 11.3 64.9 % New Jersey NJE-1 12.6 100.0% 1.5 72.0% 14.1 97.0 % Northern Virginia VA-1 7.5 100.0% — — 7.5 100.0 % Amsterdam AMS-1 10.5 95.2% 1.6 67.3% 12.1 91.5 % London LON-1 3.2 100.0% 1.9 29.4% 5.1 73.4 % Singapore SIN-1 1.0 100.0% 1.6 0.4% 2.6 38.7 % Total Data Center Properties 107.0 90.2% 10.6 25.8% 117.6 84.4 % investors.ironmountain.com 24

Section VII - Data Center Customer and Portfolio Metrics Data Center Development Activity Investment Cumulative Project / Facilities MW Under % Pre- in Q3 2019 Investment Total Expected Expected Expected MW Held for Construction Leased ($M) ($M) Investment ($M) Completion Stabilization Development Data Center Expansion Amsterdam AMS-1 Phase 2 1.0 — — — $4.3 Q1 2020 Q4 2020 1.1 New Jersey NJE-1 Phase 3 1.5 66.7% $0.1 $0.1 $10.0 Q2 2020 Q4 2020 10.0 Northern Virginia VA-1 Phase 3 3.0 100.0% $14.1 $14.1 $30.3 Q4 2019 Q4 2019 1.9 All Other Facilities 21.1 Total Expansion 5.5 73.3% $14.2 $14.2 $44.6 34.1 New Development Amsterdam AMS-2 Phase 1 19.9 Phoenix AZP Future Phases 44.0 Chicago CHI-2 36.0 Frankfurt FRA-1 Phase 1 27.0 Northern Virginia VA-2 Phase 1 4.0 — $18.7 $40.3 $89.8 Q2 2020 Q4 2020 20.0 VA Future Phases 23.6 Total New Development 4.0 — $18.7 $40.3 $89.8 170.5 Total Development 9.5 42.3% $32.9 $54.5 $134.4 204.5 investors.ironmountain.com 25

Section VIII - Capitalization and Debt Maturity Profile Capitalization Senior Credit Facility (as of 9/30/2019) Total Market Capitalization as of 9/30/2019 Capacity $1,981,250 # of Shares Outstanding 287,135 Outstanding $586,129 Share Price as of 9/30/2019 $32.39 Letters of Credit $16,843 Total Market Capitalization $9,300,303 Remaining Capacity $1,378,278 Net Debt(1) $8,517,864 Interest Rate Spread (Prime) 0.75% Total Enterprise Value $17,818,167 Interest Rate Spread (LIBOR) 1.75% Net Debt to Total Enterprise Value 48% Weighted Average Interest Rate 3.53% Adjusted EBITDA to Interest Expense 3.5x Maturity Date 6/3/2023 Lease-Adjusted Leverage Ratio 5.8x Total Enterprise Value to Adjusted EBITDA 12.2x Credit Ratings S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Senior Subordinated B B2 Outlook Stable Stable Date of Last Action 3/26/2019 6/27/2019 Total Debt Weighted Average Rates (as of 9/30/2019) Weighted Average Interest 4.9% Weighted Average Maturity 6.0 Years USD Denominated 79.2% Debt Maturity Profile (MM) (2) (1) Net debt is calculated as current portion of long-term debt of $394.8mm plus long-term debt net of current portion of $8,220.3mm plus deferred financing costs of $89.5mm less cash and cash equivalents of $186.8mm. (2) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other. investors.ironmountain.com 26

Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Capital Expenditures (1) Growth Investment: Real Estate (2) $55,919 $35,754 56.4% $107,895 $109,246 (1.2)% Non-Real Estate 13,337 13,074 2.0% 20,813 35,942 (42.1)% Data Center (3) 81,762 49,470 65.3% 316,932 106,282 n/a Innovation 3,916 4,948 (20.9)% 14,596 9,535 53.1% $154,934 $103,246 50.1% $460,236 $261,005 76.3 % Recurring: Real Estate $15,433 $17,003 (9.2)% $42,997 $40,618 5.9 % Non-Real Estate 6,995 3,241 n/a 19,255 13,675 40.8 % Data Center 1,345 639 n/a 4,951 6,381 (22.4)% $23,773 $20,883 13.8% $67,203 $60,674 10.8 % Total Growth Investment and Recurring Capital $178,707 $124,129 44.0% $527,438 $321,679 64.0 % Expenditures Net Change in Prepaid and Accrued Capital Expenditures and Financing Leases (12,224) (11,777) 3.8% 6,176 8,274 (25.4)% Total Cash Paid for Growth Investment and Recurring 61.7 Capital Expenditures $166,483 $112,352 48.2% $533,614 $329,953% (1) Includes integration CapEx included in Significant Acquisition Costs of $0.8mm and $4.4mm in Q3 2019 and Q3 2018, respectively, and $0.9mm and $10.3mm in YTD 2019 and YTD 2018, respectively. (2) Includes land, buildings, improvements, and racking structures. (3) Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $3.0mm and $0.9mm in Q3 2019 and Q3 2018, respectively, and $8.6mm and $4.2mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 27

Section IX - Capital Expenditures and Acquisitions Business Acquisitions Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Business Acquisitions Business Acquisitions (Excluding Data Centers) $11,928 $51,550 (76.9)% $39,235 $63,778 (38.5)% Change in Business Acquisition Accruals and Cash (80) (7,408) (98.9)% 17,264 (4,292) n/a Acquired Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Data Centers $11,848 $44,142 (73.2)% $56,499 $59,486 (5.0)% Data Center Acquisitions Cash Consideration — — n/a — 1,651,525 n/a Total Data Center Acquisitions — — n/a — 1,651,525 n/a Total Cash Paid for Acquisitions, Net of Cash Acquired $11,848 $44,142 (73.2)% $56,499 $1,711,011 (96.7)% Customer Acquisitions Q3 2019 Q3 2018 % Change YTD 2019 YTD 2018 % Change Customer Acquisitions Acquisition of Customer Relationships (1) $4,590 $14,275 (67.8)% $47,472 $38,548 23.1% Customer Inducements 1,578 2,071 (23.8)% 7,429 6,212 19.6% Contract Fulfillment Costs (2) 11,744 8,711 34.8% 63,090 18,520 n/a Total Acquisition of Customer Relationships, Customer 86.5 Inducements, and Contract Fulfillment Costs $17,912 $25,057 (28.5)% $117,991 $63,280 % Change in Customer Acquisition Accruals 5,035 1,271 n/a (4,482) 281 n/a Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract $22,947 $26,328 n/a $113,509 $63,561 n/a Fulfillment Costs (1) Acquisition of customer relationships contributed 0.6% to Organic Storage Rental Revenue and 1.2% to Organic Service Revenue in YTD 2019. (2) Includes $30.9mm associated with the execution of customer contracts in the year following the closing of the IO acquisition investors.ironmountain.com 28

Section X - Appendix and Definitions Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net); (iv) Significant Acquisition Costs; and (v) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other expense (income) , net (which includes foreign currency transaction (gains) losses, net); and (iv) Significant Acquisition Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income plus depreciation on non-real estate assets, amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, and excluding amortization expense associated with capitalized internal commissions, amortization of deferred financing costs, revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less recurring capital expenditures and non-real estate growth investments (on a cash basis), excluding Significant Acquisition Capital Expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. Adjusted Gross Profit Adjusted Gross Profit is defined as Operating Income (loss) excluding: (i) depreciation and amortization; (ii) (gain) loss on disposal/write-down of property plant and equipment, net; (iii) intangible impairments; (iv) selling, general and administrative expenses; and (v) Significant Acquisition Costs within cost of sales. Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax and amortization of data center leased-based intangibles ("FFO (Nareit)"). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net); (iv) real estate financing lease depreciation; (v) Significant Acquisition Costs; (vi) the tax impact of reconciling items and discrete tax items; (vii) loss (income) from discontinued operations, net of tax; and (viii) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. investors.ironmountain.com 29

Section X - Appendix and Definitions Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculation as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Other Definitions Business Segments North American Records and Information Management Business (“RIM”): Our North American Records and Information Management Business segment includes three distinct offerings. First, we provide records and information management storage and related services, including the storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for customers (“Records Management”) throughout the United States and Canada. Second, this segment includes certain services related to Records Management, including secure shredding operations, which typically include the scheduled pick-up of loose office records that customers accumulate in specially designed secure containers we provide. Secure shredding, which involves the shredding of sensitive documents for customers that, in many cases, store their records with us, is a natural extension of our hard copy records management operations and completes the lifecycle of a record. Complementary to our shredding operations is the sale of the resultant waste paper to third-party recyclers. Through a combination of plant-based shredding operations and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers throughout the United States and Canada. The third offering, Information Governance and Digital Solutions ("IGDS"), develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers‘ information, including the management of physical records, document conversion and digital storage in the United States and Canada. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, including our Iron Mountain Iron Cloud solution, (collectively, "Data Management"). Western European Business – Our Western European Business segment provides Records Management, Data Management and IGDS throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom. Other International Business – Our Other International Business segment provides Records Management, Data Management and IGDS throughout the remaining European countries in which we operate, as well as the countries in which we operate in Latin America, Asia, the Middle East and Africa. Global Data Center Business – Our Global Data Center Business segment provides enterprise-class data center facilities to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure and reliable colocation and wholesale options. Corporate and Other Business – Our Corporate and Other Business segment primarily consists of the storage, safeguarding and electronic or physical delivery of physical media of all types and digital content repository systems to house, distribute, and archive key media assets, primarily for entertainment and media industry clients (“Entertainment Services”), throughout the United States, Canada, France, China - Hong Kong S.A.R., the Netherlands and the United Kingdom, and our fine art storage businesses in the United States, Canada, Europe and China - Hong Kong S.A.R. and, prior to March 19, 2019 also included our consumer storage businesses in the United States and Canada. These businesses represent the primary offerings of our Adjacent Businesses operating segment. Additionally, our Corporate and Other Business segment includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Our Corporate and Other Business segment also includes stock- based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: investors.ironmountain.com 30

Section X - Appendix and Definitions Growth Investment: Real Estate – Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues or achieve operational efficiencies. Non-Real Estate - Expenditures that support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, security upgrades or system enhancements. Data Center - Expenditures primarily related to investments in new construction of data center facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings. Innovation - Discretionary capital expenditures in significant new products and services in new, existing or AB opportunities. Recurring: Real Estate – Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate – Expenditures primarily related to the replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. Data Center – Expenditures related to the upgrade or re-configuration of existing data center assets. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2018 results at the 2019 constant dollar budget rates, which are set based on closing FX rates on January 4th, 2019. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Data Center Business Definitions Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Lease-Adjusted Leverage Ratio - The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expenses divided by EBITDA plus rent expenses. Organic Revenue Growth - Our organic revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq.Ft. - Storage revenue (or storage NOI) divided by the quarterly building sq ft average for storage products. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC. Significant Acquisition Costs – Represents operating expenditures associated with (1) our acquisition of Recall including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared investors.ironmountain.com 31

Section X - Appendix and Definitions service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adjusted EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/ benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Physical Storage Volume - Comprised of Iron Mountain’s comprehensive portfolio of physical storage, including Records Management hardcopy records, data protection tapes, Consumer and Other, and Adjacent Businesses (Fine Art and Entertainment Services), measured on an absolute basis in cubic feet. investors.ironmountain.com 32